SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement is entered into as of February 3,1999, by and between MAKER COMMUNICATIONS, INC., a Delaware corporation with its principal place of business at 73 Mount Wayte Avenue, Framingham, Massachusetts 01702 ("Borrower" and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 18, 1997, evidenced by, among other documents,
(i) an Equipment Line Promissory Note in the original principal amount of One Million Dollars ($1,000,000.00) (the "Equipment Note"), and (ii) a Revolving Promissory Note in the original principal amount of One Million Dollars ($1,000,000.00) (the "Revolving Promissory Note"). The Equipment Note and the Revolving Note are governed by the terms of a certain Loan and Security Agreement dated as of February 18, 1997 between Borrower and Bank, as amended by a certain Loan Modification Agreement dated as of May 12, 1998 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter,   the  Security  Documents,   together  with  all  other  documents
evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                    ""Committed Revolving Line" means a credit extension of up to Two Million Dollars ($2,000,000.00)."

               and inserting in lieu thereof the following:

                    ""Committed  Revolving Line" means a credit  extension of up
                    to   Two   Million    Five    Hundred    Thousand    Dollars
                    ($2,500,000.00)."

          2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                    ""Equipment Advance" has the meaning set forth in Section 2.1.2."

               and inserting in lieu thereof the following:

                    ""Equipment Advance" or "Equipment Advances" shall mean any advance made hereunder pursuant to Sections 2.1.2,2.1.3 and 2.1.5."

          3. The Loan Agreement shall be amended by inserting immediately after the definition of "Material Adverse Effect" appearing in
               Section 1.1 thereof the following definition:

                    ""Maturity Date" means, as applicable, (i) the Revolving Maturity Date for Advances pursuant to Section 2.1.1; (ii) the Equipment Maturity Date for Equipment Advances pursuant to Section 2.1.2; (iii) the 1998 Equipment Maturity Date for 1998 Equipment Advances pursuant to Section 2.1.3; and (iv) the 1999 Equipment Maturity Date for Equipment Advances pursuant to Section 2.1.5."

          4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                    ""1998 Committed Equipment Line" means a credit extension of
                    up  to   One   Million   Five   Hundred   Thousand   Dollars
                    ($1,500,000.00)."

               and inserting in lieu thereof the following:

                    ""1998 Committed Equipment Line" means a credit extension of up to One Million One Hundred Thirty-Nine Thousand Dollars ($1,139,000.00)."

          5. The Loan Agreement shall be amended by inserting immediately after the definition of "1998 Equipment Advance" appearing in
               Section 1.1 thereof the following definitions:

                    ""1999 Committed Equipment Line" means a credit extension of up to One Million Dollars ($1,000,000.00).

                    "1999 Equipment Availability End Date" has the meaning set forth in Section 2.1.5.

                    "1999 Equipment Maturity Date" means thirty-six (36) months after the 1999 Equipment Availability End Date."

          6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                    ""Revolving Maturity Date" means May 11, 1999."

               and inserting in lieu thereof the following:

                    ""Revolving Maturity Date" means February 3, 2000."

          7. The outstanding principal balance of all 1998 Equipment Advances made pursuant to Section 2.1.3, as of January 25, 1999, is Six Hundred Eighty-Nine Thousand Dollars ($689,000.00).

               All Equipment Advances currently amortizing under Section 2.1.2 shall continue to be repaid as provided in Section 2.1.2. The outstanding principal balance of all Equipment Advances made pursuant to Section 2.1.2, as of January 25, 1999, is Two Hundred Forty-Six Thousand Seven Hundred Fifty-Two Dollars ($246,752.00).

          8. The Loan Agreement shall be amended by deleting the following text appearing as the first sentence of paragraph (a) of Section
               2.1.3 thereof entitled "1998 Equipment Advances":

                    "Subject to and upon the terms and conditions of this Agreement, at any time through May 11, 1999, Bank agrees to make advances (each an "1998 Equipment Advance" and collectively, the "1998 Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line."

               and inserting in lieu thereof the following:

                    "Subject to and upon the terms and conditions of this Agreement, at any time through February 15, 1999 (the "1998 Equipment Availability End Date"), Bank agrees to make Equipment Advances (each a "1998 Equipment Advance" and collectively, the "1998 Equipment Advances") to Borrower under this Section 2.1.3 in an aggregate outstanding amount not to exceed the 1998 Committed Equipment Line."

          9.   The Loan Agreement shall be amended by deleting  paragraph (b) of
               Section 2.1.3 entitled "1998 Equipment Advances" and inserting in lieu thereof the following:

                    "(b) Interest shall accrue from the date of each 1998 Equipment Advance made pursuant to this Section 2.1.3 at a per annum rate equal to the aggregate of Prime Rate, plus One Quarter of One percent (0.25%), and shall be payable monthly on the Payment Date of each month through the month in which the 1998 Equipment Availability End Date falls. Any 1998 Equipment Advances made pursuant to this Section 2.1.3 that are outstanding on the 1998 Equipment Availability End Date will be payable in thirty-nine (39) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of each month following the 1998 Equipment Availability End Date and ending on May 5,
                    2002 (the "1998 Equipment Maturity Date"). Equipment Advances, once repaid, may not be reborrowed."

          10.  The Loan  Agreement  shall be amended by inserting  after Section
               2.1.4 thereof the following new section entitled "1999 Equipment Advances".

                    "2.1.5 1999 Equipment Advances.

               (a) Subject to and upon the terms and conditions of this Agreement, at any time through February 3, 2000 (the "1999 Equipment Availability End Date"), Bank agrees to make Equipment Advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower under this Section 2.1.5 in an aggregate outstanding amount not to exceed the 1999 Committed
               Equipment Line. To evidence the Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase or refinance Equipment purchased after November 30, 1998 and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may only constitute up to twenty-five percent (25%) of aggregate Equipment Advances under this Section 2.1.5.

               (b) Interest shall accrue from the date of each Equipment Advance made pursuant to this Section 2.1.5 at a per annum rate equal to the aggregate of the Prime Rate, plus One Quarter of One percent (0.25%), and shall be payable monthly on the Payment Date of each month through the month in which the 1999 Equipment Availability End Date falls. Any Equipment Advances made pursuant to this
               Section 2.1.5 that are outstanding on the 1999 Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of each month following the 1999 Equipment Availability End Date and ending on the 1999 Equipment Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

               (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made, Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

          11. The Loan Agreement shall be amended by deleting the following text appearing as the first sentence of Section 2.7 thereof entitled "Term":

                    "Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Revolving Maturity Date."

               and inserting in lieu thereof the following:

                    "Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Maturity Date."

          12.  The Loan Agreement shall be amended by deleting  paragraph (f) of
               Section 6.3 thereof entitled "Financial Statements, Reports, Certificates" and inserting in lieu thereof the following:

                    "(f) Within twenty-five (25) days after the last day of each month with respect to which either (i) Obligations are outstanding, or (ii) Credit Extensions were made, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable."

          13.  The Loan  Agreement  shall be amended by deleting in its entirety
               Section 6.8 thereof entitled "Adjusted Quick Ratio".

          14. The Loan Agreement shall be amended by deleting the following text appearing as Section 6.10 thereof entitled "Tangible Net Worth" and inserting in lieu thereof the following:

                    "6.10 Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than: (i) Seven Million Dollars ($7,000,000.00) for each month through the month ending June 30, 1999, and (ii) Four Million Five Hundred Thousand Dollars ($4,500,000.00) for each month thereafter."

          15. The Borrower shall execute and deliver to the Bank contemporaneously with the execution of this Loan Modification Agreement each of the following instruments in form and substance acceptable to the Bank: (i) an Amended and Restated Revolving Promissory Note in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), (ii) an Equipment Line Promissory Note in the original principal amount of One Million Dollars ($1,000,000.00), and (iii) an Equipment Line Promissory Note dated as of May 12, 1998 in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00).

          16. The Borrowing Base Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

          17. The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit B hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to Eleven Thousand Two Hundred Fifty Dollars ($11,250.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSE OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


BORROWER:                            BANK:

MAKER COMMUNICATIONS, INC.           SILICON VALLEY BANK, doing business as

                                     S1LICON VALLEY EAST

By:     /s/ WILLIAM N. GIUDICE       By:______________________________________
Name:   William N. Giudice           Name:____________________________________
Title:  President                    Title:___________________________________

/s/ MICHAEL RUBINO                   SILICON VALLEY BANK
Michael Rubino                       By:______________________________________
VP & CFO                             Name:____________________________________

                                     Title:___________________________________
                                     (signed in Santa Clara County, California)


TCP/
56120/148

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower: Maker Communications, Inc.              Bank: Silicon Valley Bank

Commitment Amount: $2,500,000.00

ACCOUNTS RECEIVABLE

      1.  Accounts Receivable Book Value as of __________             $_________
      2.  Additions (please explain on reverse)                       $_________
      3.  TOTAL ACCOUNTS RECEIVABLE                                   $_________

ACCOUNTS RECEIVABLE DEDUCTIONS

      4.  Amounts over 90 days due                                    $_________
      5.  Balance of 50% over 90 day accounts                         $_________
      6.  Concentration Limits                                        $_________
      7.  Ineligible Foreign Accounts                                 $_________
      8.  Governmental Accounts                                       $_________
      9.  Contra Accounts                                             $_________
     10.  Promotion or Demo Accounts                                  $_________
     11.  Intercompany/Employee Accounts                              $_________
     12.  Other (please explain on reverse)                           $_________
     13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                        $_________
     14.  Eligible Accounts (#3 minus #13)                            $_________
     15.  LOAN VALUE OF ACCOUNTS (80.0% of #14)                       $_________

BALANCES

     16.  Maximum Loan Amount                                         $_________
     17.  Total Funds Available (Lesser of #16 or #15)                $_________
     18.  Present balance owing on Line of Credit                     $_________
     19.  Outstanding under Sublimits (Letters of Credit)             $_________
     20.  RESERVE POSITION (#17 minus #18 and #19)                    $_________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

                                                 -------------------------------
COMMENTS:                                                 BANK USE ONLY

                                                 Received
                                                 By: ___________________________
                                                 Date: _________________________
                                                 Reviewed
_________________________________                By: ___________________________
                                                 Compliance Status:     Yes / No
                                                 -------------------------------


By: _____________________________
      Authorized Signer

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE


TO:   SILICON VALLEY BANK

FROM: MAKER COMMUNICATIONS, INC.

     The undersigned authorized officer of MAKER COMMUNICATIONS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any rime or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                Required                       Complies
     ------------------                --------                       --------

Monthly financial statements and CC  Monthly within 25 days         Yes       No
Annual (CPA Audited)                 FYE within 120 days            Yes       No
Monthly BBC & A/R Agings             Monthly within 25 days
                                      (when borrowing)              Yes       No

     Financial Covenant              Required       Actual            Complies
     ------------------              --------       ------            --------

Maintain on a Monthly Basis:

Minimum Tangible Net Worth           $7,000,000
                                     thru 6/30/99; $______          Yes       No
                                     $4,500,000
                                     thereafter


                                                 -------------------------------
                                                         BANK USE ONLY

                                                 Received
                                                 By: ___________________________
                                                 Date: _________________________
                                                 Reviewed
Comments Regarding Exceptions:                   By: ___________________________
                                                 Compliance Status:     Yes / No
                                                 -------------------------------

Sincerely,


________________________      Date: __________
SIGNATURE

________________________
TITLE

                         EQUIPMENT LINE PROMISSORY NOTE

$1,500,000.00                                        ____________, Massachusetts
                                                     May 12, 1998


     FOR VALUE RECEIVED, the undersigned, MAKER COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank") at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Equipment Advances") made by Bank to Borrower in accordance with the terms of the Loan and Security Agreement between Borrower and Bank dated as of February 18, 1997, as amended by a Loan Modification Agreement of even date herewith, as may be further amended from time to time (as amended, the "Loan Agreement"), up to a maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/1OOTHS Dollars ($1,500,000.00), until paid in full. Borrower shall also pay interest on the aggregate unpaid principal amount of such Equipment Advances at the rates and in accordance with the terms of the Loan Agreement. The entire principal amount and all accrued interest shall be due and payable on May 5, 2002.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrower to endorse on Bank's books and records each Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Equipment Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Equipment Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Borrower promises to pay Bank all costs and expenses of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the Commonwealth of Massachusetts, excluding conflicts of laws principles.

     Executed as an instrument under seal.

                                                  MAKER COMMUNICATIONS, INC.



                                                  By: /s/ WILLIAM N. GUIDICE
                                                      --------------------------

                                                  Name: William N. Guidice
                                                        ------------------------

                                                  Title: President
                                                         -----------------------




ATTEST: /s/ [ILLEGIBLE]
                                                       /s/ [ILLEGIBLE]

                                                       Michael [ILLEGIBLE]

                                                       VP & CFO

                         EQUIPMENT LINE PROMISSORY NOTE

$1,000,000.00                                        ____________, Massachusetts
                                                     February 3, 1999


     FOR VALUE RECEIVED, the undersigned, MAKER COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank") at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Equipment Advances") made by Bank to Borrower in accordance with the terms of the Loan and Security Agreement between Borrower and Bank dated as of February 18, 1997, as amended by a Loan Modification Agreement dated as of May 12, 1998, as amended by a Second Loan Modification Agreement of even date herewith, as may be further amended from time to time (as amended, the "Loan Agreement"), up to a maximum principal amount of ONE MILLION AND NO/lOOTHS Dollars ($1,000,000.00), until paid in full. Borrower shall also pay interest on the aggregate unpaid principal amount of such Equipment Advances at the rates and in accordance with the terms of the Loan Agreement. The entire principal amount and all accrued interest shall be due and payable on February 3, 2003.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrower to endorse on Bank's books and records each Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Equipment Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Equipment Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Borrower promises to pay Bank all costs and expenses of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the Commonwealth of Massachusetts, excluding conflicts of laws principles.

     Executed as an instrument under seal.

                                                  MAKER COMMUNICATIONS, INC.



                                                  By: /s/ WILLIAM N. GUIDICE
                                                      --------------------------

                                                  Name: William N. Guidice
                                                        ------------------------

                                                  Title: President
                                                         -----------------------




ATTEST: /s/ [ILLEGIBLE]
                                                       /s/ [ILLEGIBLE]

                                                       Michael [ILLEGIBLE]

                                                       VP & CFO

                  AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$2,500,000.00                                        ____________, Massachusetts
                                                     February 3, 1999


     FOR VALUE RECEIVED, the undersigned, MAKER COMMUNICATIONS, INC., a Delaware corporation (the "Borrower") promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower in accordance with the terms of the Loan and Security Agreement between Borrower and Bank dated as of February 18, 1997, as amended by a Loan Modification Agreement dated as of May 12, 1998, as amended by a Second Loan Modification Agreement of even date herewith, as may be further amended from time to time (as amended, the "Loan Agreement"), up to a maximum principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/lOOTHS Dollars ($2,500,000.00), until paid in full. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances at the rates and in accordance with the terms of the Loan Agreement. The entire principal amount and all accrued interest shall be due and payable on February 3, 2000. This Amended and Restated Revolving Promissory Note amends and restates a certain Revolving Promissory Note by the Borrower in favor of the Bank dated February 18, 1997.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     Borrower promises to pay Bank all costs and expenses of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection wit the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the Commonwealth of Massachusetts, excluding conflicts of laws principles.

     Executed as an instrument under seal.

                                                  MAKER COMMUNICATIONS, INC.



                                                  By: /s/ WILLIAM N. GUIDICE
                                                      --------------------------

                                                  Name: William N. Guidice
                                                        ------------------------

                                                  Title: President
                                                         -----------------------




ATTEST: /s/ [ILLEGIBLE]
                                                       /s/ [ILLEGIBLE]

                                                       Michael [ILLEGIBLE]

                                                       VP & CFO